                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1553
                                     DATED: JULY 30, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES



BASE RATE:                fixed


INDEX MATURITY:           N/A


TRADE DATE:               July 30, 1997


SETTLEMENT DATE:          August 4, 1997


MATURITY DATE:            August 4, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.000%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   The 15th of May and November and maturity, subject to following business day convention. (short first and last coupon).


INITIAL INTEREST RATE:    6.01%


FORM:                     Book-entry

